Exhibit 4.1

SECOND SUPPLEMENTAL INDENTURE

BETWEEN

CHEVRON CORPORATION, As Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, As Trustee

Dated as of March 3, 2009

TABLE OF CONTENTS

ARTICLE ONE

DEFINITIONS

Section 1.01 Definitions	1

2012 Notes	1
2014 Notes	1
2019 Notes	2
Adjusted Treasury Rate (2009)	2
Blanket Issuer Letter of Representations (2009)	2
First Supplemental Indenture	2
Second Supplemental Indenture	2
Indenture	2
Original Indenture	2
Notes (2009)	2
Statistical Release (2009)	2
Trustee	3

Section 1.02 Other Definitions	3

ARTICLE TWO

TERMS OF THE NOTES (2009)

Section 2.01	Each of the 2012 Notes, the 2014 Notes and the 2019 Notes Constitute a Series of Securities	3

Section 2.02	Terms and Provisions of the Notes (2009)	3

ARTICLE THREE

MISCELLANEOUS PROVISIONS

Section 3.01	Provisions of the Original Indenture	4

Section 3.02	Separability of Invalid Provisions	4

Section 3.03	Execution in Counterparts	4

Section 3.04	Effectiveness	5

Signatures

Exhibit A – Form of 2012 Note
Exhibit B – Form of 2014 Note

Exhibit C – Form of 2019 Note

i

SECOND SUPPLEMENTAL INDENTURE

THIS SECOND SUPPLEMENTAL INDENTURE, dated as of March 3, 2009 between CHEVRON CORPORATION, a Delaware corporation, as Issuer (“Chevron”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor to The Bank of New York, as successor to JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, as successor to Chemical Bank), as Trustee (the “Trustee”),

W I T N E S S E T H:

WHEREAS, Chevron and the Trustee have entered into that certain Indenture dated as of June 15, 1995 (the “Original Indenture”) and that certain First Supplemental Indenture dated as of October 13, 1999;

WHEREAS, pursuant to the provisions of Sections 2.01 and 10.01 of the Original Indenture, Chevron wishes to enter into this Second Supplemental Indenture to establish the terms and provisions of three Series of Securities (as defined in the Original Indenture); and

WHEREAS, in compliance with the requirements of the Original Indenture, Chevron has duly authorized the execution and delivery of this Second Supplemental Indenture, and all things necessary have been done to make this Second Supplemental Indenture a valid agreement of Chevron in accordance with its terms:

NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises, Chevron covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01 Definitions. The terms defined in this Section 1.01 shall, for all purposes of the Original Indenture, the First Supplemental Indenture and this Second Supplemental Indenture, have the meanings herein specified, unless the context clearly otherwise requires. For convenience, the definitions of certain terms which are defined in the First Supplemental Indenture are repeated herein.

2012 Notes

The term “2012 Notes” shall mean the $1,500,000,000 in aggregate principal amount 3.450% Notes Due 2012.

2014 Notes

The term “2014 Notes” shall mean the $2,000,000,000 in aggregate principal amount 3.950% Notes Due 2014.

2019 Notes

The term “2019 Notes” shall mean the $1,500,000,000 in aggregate principal amount 4.950% Notes Due 2019.

Adjusted Treasury Rate (2009)

The term “Adjusted Treasury Rate (2009)” shall mean (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the redemption date, of the Notes (2009) being redeemed plus (2) 0.30%. If no maturity set forth under such heading exactly corresponds to the remaining term of a series of Notes (2009) being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the series of Notes (2009) being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate (2009) will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant periods to the nearest month. The Adjusted Treasury Rate (2009) is to be determined on the third Business Day preceding the Redemption Date.

Blanket Issuer Letter of Representations (2009)

The term “Blanket Issuer Letter of Representations (2009)” shall mean the Blanket Issuer Letter of Representations dated February 25, 2009 executed by and among Chevron and The Depository Trust Company.

First Supplemental Indenture

The term “First Supplemental Indenture” shall mean the First Supplemental Indenture dated as of October 13, 1999, between Chevron and the Trustee.

Second Supplemental Indenture

The term “Second Supplemental Indenture” shall mean this Second Supplemental Indenture dated as of March 3, 2009, between Chevron and the Trustee, as such is originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein and in the Indenture.

Indenture

The term “Indenture” shall mean the Indenture dated as of June 15, 1995 between Chevron and the Trustee, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, and as it may from time to time hereafter be further supplemented, modified or amended, as provided in the Indenture.

Original Indenture

The term “Original Indenture” shall mean the Indenture dated as of June 15, 1995 between Chevron and the Trustee, as such Indenture was originally executed.

Notes (2009)

The term “Notes (2009)” shall mean the 2012 Notes, the 2014 Notes and the 2019 Notes.

Statistical Release (2009)

The term “Statistical Release (2009)” shall mean the statistical release designation “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes (2009), then such other reasonably comparable index as Chevron shall designate.

Trustee

The term “Trustee” shall mean Wells Fargo Bank, National Association, until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, shall mean such successor.

Section 1.02 Other Definitions. All of the terms appearing herein shall be defined as the same are now defined under the provisions of the Original Indenture, except when expressly herein or otherwise defined.

ARTICLE TWO

TERMS OF THE NOTES (2009)

Section 2.01 Each of the 2012 Notes, the 2014 Notes and the 2019 Notes Constitute a Series of Securities. Each of the 2012 Notes, the 2014 Notes and the 2019 Notes are hereby authorized to be issued under the Indenture as a Series of Securities. The 2012 Notes shall be in the aggregate principal amount of U.S.$1,500,000,000, the 2014 Notes shall be in the aggregate principal amount of U.S.$2,000,000,000 and the 2019 Notes shall be in the aggregate principal amount of U.S.$1,500,000,000.

Section 2.02 Terms and Provisions of the Notes (2009). The Notes (2009) shall be subject to the terms and provisions hereinafter set forth:

(a)	The 2012 Notes shall be designated as the 3.450% Notes Due 2012. The 2014 Notes shall be designated as the 3.950% Notes Due 2014. The 2019 Notes shall be designated as the 4.950% Notes Due 2019.

(b)	The Notes (2009) shall bear interest on the unpaid principal amount thereof from March 3, 2009.

(c)	The 2012 Notes shall mature on March 3, 2012. The 2014 Notes shall mature on March 3, 2014. The 2019 Notes shall mature on March 3, 2019.

(d)	The 2012 Notes shall bear interest at the rate of 3.450% per annum, payable on September 3, 2009 and on each March 3 and September 3 thereafter. The 2014 Notes shall bear interest at the rate of 3.950% per annum, payable on September 3, 2009 and on each March 3 and September 3 thereafter. The 2019 Notes shall bear interest at the rate of 4.950% per annum, payable on September 3, 2009 and on each March 3 and September 3 thereafter.

(e)	Each of the 2012 Notes, the 2014 Notes and the 2019 Notes shall be issued initially as one or more Global Securities (the “Global Notes (2009)”) in registered form registered in the name of The Depository Trust Company or its nominee in such denominations as are required by the Blanket Issuer Letter of Representations (2009) and otherwise as in substantially the form set forth in Exhibit A, Exhibit B and Exhibit C to this Second Supplemental Indenture with such minor changes thereto as may be required in the process of printing or otherwise producing the Global Notes (2009) but not affecting the substance thereof.

(f)	The Depositary for the Notes (2009) shall be The Depository Trust Company.

(g)	The Global Notes (2009) shall be exchangeable for definitive Notes (2009) in registered form substantially the same as the Global Notes (2009) in denominations of $2,000 and integral multiples of $1,000 in excess thereof upon the terms and in accordance with the provisions of the Indenture.

(h)	The Notes (2009) shall be payable (as to both principal and interest) when and as the same become due at the office of the Trustee; provided that as long as the Notes (2009) are in the form of one or more Global Notes (2009), payments of interest may be made by wire transfer in accordance with the provisions of the Indenture and such Global Notes (2009) and provided further that upon any exchange of the Global Notes (2009) for Notes (2009) in definitive form, Chevron elects to exercise its option to have interest payable by check mailed to the registered owners at such owners’ addresses as they appear on the Register, as kept by the Trustee, on each relevant Record Date.

(i)	The Trustee shall be registrar for the Notes (2009) and the Register of the Notes (2009) shall be the principal office of the Trustee.

(j)	The Record Date for the Notes (2009) shall be the fifteenth day preceding the relevant Interest Payment Date.

(k)	The Notes (2009) shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes (2009) being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis at the Adjusted Treasury Rate (2009), plus interest accrued on the Notes (2009) being redeemed to the redemption date. The redemption price is calculated assuming a 360-day year consisting of twelve 30-day months.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

Section 3.01 Provisions of the Original Indenture. Except insofar as herein otherwise expressly provided, all of the definitions, provisions, terms and conditions of the Original Indenture and the First Supplemental Indenture shall be deemed to be incorporated in and made a part of this Second Supplemental Indenture; and the Original Indenture, as amended and supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, is in all respects ratified and confirmed, and the Original Indenture, the First Supplemental Indenture and this Second Supplemental Indenture shall be read, taken and considered as one and the same instrument.

Section 3.02 Separability of Invalid Provisions. In case any one or more of the provisions contained in this Second Supplemental Indenture shall be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions contained in this Second Supplemental Indenture, and to the extent and only to the extent that any such provision is invalid, illegal or unenforceable, this Second Supplemental Indenture shall be construed as if such provision had never been contained herein.

Section 3.03 Execution in Counterparts. This Second Supplemental Indenture may be simultaneously executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original.

Section 3.04 Effectiveness. The obligations of the parties hereto shall become effective as of the date of this Second Supplemental Indenture.

IN WITNESS WHEREOF, CHEVRON CORPORATION and WELLS FARGO BANK, NATIONAL ASSOCIATION have each caused this Second Supplemental Indenture to be duly executed, all as of the day and year first written above.

CHEVRON CORPORATION

By:	/s/ Jennifer J. Machado
Name:	Jennifer J. Machado
Title:	Assistant Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Maddy Hall
Name:	Maddy Hall
Title:	Vice President

Exhibit A

$500,000,000	CUSIP: 166751 AK3
N-1	ISIN: US166751AK30

CHEVRON CORPORATION

3.450% NOTE DUE 2012

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Chevron Corporation or its agent for registration of transfer, exchange or payment and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on March 3, 2012 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from March 3, 2009 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 3.450% per annum, payable on each March 3 and September 3, commencing September 3, 2009 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: March 3, 2009

CHEVRON CORPORATION

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

WELLS FARGO BANK, as Trustee

By:
Authorized Signatory

A-1

CHEVRON CORPORATION

3.450% NOTE DUE 2012

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of June 15, 1995, as amended by the First Supplemental Indenture dated as of October 13, 1999 and the Second Supplemental Indenture dated as of March 3, 2009 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “3.450% Notes Due 2012” aggregating $1,500,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity or redemption date of any Note, or reduce the rate of interest on any Note or the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or reduce any premium payable on the redemption thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof, (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture or (3) change the time of payment. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article Four of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The Notes shall be subject to redemption at the option of Chevron as a whole or in part, on any date at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis at the Adjusted Treasury Rate (as hereinafter defined), plus interest accrued on the Notes being redeemed to the redemption date. The redemption price is calculated assuming a 360-day year consisting of twelve 30-day months. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the redemption date, of the Notes being redeemed plus (2) 0.30%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

A-2

Exhibit B

$500,000,000	CUSIP: 166751 AH0
N-1	ISIN: US166751Ah01

CHEVRON CORPORATION

3.950% NOTE DUE 2014

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Chevron Corporation or its agent for registration of transfer, exchange or payment and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on March 3, 2014 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from March 3, 2009 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 3.950% per annum, payable on each March 3 and September 3, commencing September 3, 2009 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: March 3, 2009

CHEVRON CORPORATION

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

WELLS FARGO BANK, as Trustee

By:
Authorized Signatory

B-1

CHEVRON CORPORATION

3.950% NOTE DUE 2014

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of June 15, 1995, as amended by the First Supplemental Indenture dated as of October 13, 1999 and the Second Supplemental Indenture dated as of March 3, 2009 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “3.950% Notes Due 2014” aggregating $2,000,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity or redemption date of any Note, or reduce the rate of interest on any Note or the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or reduce any premium payable on the redemption thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof, (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture or (3) change the time of payment. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article Four of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The Notes shall be subject to redemption at the option of Chevron as a whole or in part, on any date at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis at the Adjusted Treasury Rate (as hereinafter defined), plus interest accrued on the Notes being redeemed to the redemption date. The redemption price is calculated assuming a 360-day year consisting of twelve 30-day months. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the redemption date, of the Notes being redeemed plus (2) 0.30%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

B-2

Exhibit C

$500,000,000	CUSIP: 166751 AJ6
N-1	ISIN: US166751AJ66

CHEVRON CORPORATION

4.950% NOTE DUE 2019

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to Chevron Corporation or its agent for registration of transfer, exchange or payment and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on March 3, 2019 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from March 3, 2009 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 4.950% per annum, payable on each March 3 and September 3, commencing September 3, 2009 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: March 3, 2009

CHEVRON CORPORATION

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

WELLS FARGO BANK, as Trustee

By:
Authorized Signatory

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CHEVRON CORPORATION

4.950% NOTE DUE 2019

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of June 15, 1995, as amended by the First Supplemental Indenture dated as of October 13, 1999 and the Second Supplemental Indenture dated as of March 3, 2009 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “4.950% Notes Due 2019” aggregating $1,500,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity or redemption date of any Note, or reduce the rate of interest on any Note or the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or reduce any premium payable on the redemption thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof, (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture or (3) change the time of payment. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article Four of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The Notes shall be subject to redemption at the option of Chevron as a whole or in part, on any date at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis at the Adjusted Treasury Rate (as hereinafter defined), plus interest accrued on the Notes being redeemed to the redemption date. The redemption price is calculated assuming a 360-day year consisting of twelve 30-day months. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the redemption date, of the Notes being redeemed plus (2) 0.30%. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

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